UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 03, 2018

HCi Viocare
Exact name of registrant as specified in its charter

Nevada	000-53089	30-0428006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kintyre House, 209 Govan Road, Glasgow, Scotland	G51 1 HJ
(Address of principal executive offices)	(Zip Code)

+44 141 3700321
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3. SECURITIES AND TRADING MARKETS

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

As used in this Current Report on Form 8-K, unless otherwise stated, all references to the "Company", "we," "our" and "us" refer to HCi Viocare.

Services Agreement

On May 3, 2018 the Company awarded 100,000 shares of the Company's restricted common stock to Mr. Nikolaos Gemelos as consideration for his services rendered as Consultant. The shares were valued at fair market value on the date of issuance or US$0.067 per share for total consideration of $6,700.

The information provided in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Regulation S of the Securities Act of 1933, as amended, ("Securities Act"), as promulgated by the U.S. Securities and Exchange Commission under the Securities Act. Our reliance upon the exemption under Rule 903 of Regulation S of the Securities Act was based on the fact that the sales of the securities were completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities. The investor was not a US person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a US person.

SECTION 8. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 8.01 OTHER EVENTS

Services Agreement

On January 16, 2018, the Company entered into a one-year service agreement (the "Agreement") with Mr. Nikolaos Gemelos ("Gemelos"). Under the terms of the Agreement, Gemelos provides services to the Company as Consultant, for a term of one (1) year and he is entitled to a success fee of 5% of the amount actually invested in the Company by introduced accredited investors, and 5% of the amount invested in the form of restricted shares of the common stock of the Company.
On May 3, 2018, the Company entered into an amendment to the aforementioned Agreement. Under the terms and conditions of this Addendum, Gemelos shall be awarded one hundred thousand (100,000) common shares upon execution of the Addendum.

A copy of the Addendum is filed as Exhibit 10.1 to this Current Report on Form 8-K.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	May 3, 2018 Addendum to January 16, 2018 Services Agreement between the Company and Nikolaos Gemelos.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HCi Viocare

Dated: May 10, 2018	By:	/s/ Sotirios Leontaritis
	Name:	Sotirios Leontaritis
	Title:	President, CEO, and Director

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